Why OMNOVA Solutions? A Look Forward 1st Quarter 2017 Investor Presentation Global Innovator of Performance-Enhancing Chemistries and Surfaces

Cautionary Statements 2 Forward-Looking Statements This presentation includes descriptions of OMNOVA's current business, operations, assets and other matters affecting the Company as well as "forward-looking statements" as defined by federal securities laws. All forward-looking statements by the Company, including verbal statements, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, debt and cash levels, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, claims and litigation, financial condition, and accounting policies among other matters. Words such as, but not limited to, "will," "may," "should," "projects," "forecasts," "seeks," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "optimistic," "likely," "would," "could," "committed," and similar expressions or phrases identify forward-looking statements. All descriptions of OMNOVA's current business, operations and assets, as well as all forward-looking statements, involve risks and uncertainties. Many risks and uncertainties are inherent in business generally. Other risks and uncertainties are more specific to the Company's businesses and strategy, or to any new businesses the Company may enter into or acquire. There also may be risks and uncertainties not currently known to the Company. The occurrence of any such risks and uncertainties and the impact of such occurrences is often not predictable or within the Company's control. Such impacts could adversely affect the Company's business, operations or assets as well as the Company's results and the value of your investment in the Company. In some cases, such impact could be material. Certain risks and uncertainties facing the Company are described below or in the Company's Quarterly Report on Form 10-Q and Annual Report and the value of your investment in the Company on Form 10-K. All written and verbal descriptions of OMNOVA's current business, operations and assets and all forward-looking statements attributable to the Company or any person acting on the Company's behalf are expressly qualified in their entirety by the risks, uncertainties, and cautionary statements contained or referenced herein. All such descriptions and any forward-looking statement speak only as of the date on which such description or statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any such description or forward-looking statements whether as a result of new information, future events or otherwise. The Company's actual results and the value of your investment in OMNOVA may differ, perhaps materially, from expectations due to a number of risks and uncertainties including, but not limited to: (1) the Company's exposure to general economic, business, and industry conditions; (2) the risk of doing business in foreign countries and markets; (3) changes in raw material prices and availability; (4) the highly competitive markets the Company serves; (5) extraordinary events such as natural disasters, political disruptions, terrorist attacks and acts of war; (6) extensive and increasing United States and international governmental regulation, including environmental, health and safety regulations; (7) the Company's failure to protect its intellectual property or defend itself from intellectual property claims; (8) claims and litigation; (9) changes in accounting policies, standards, and interpretations; (10) the actions of activist shareholders; (11) the Company's inability to achieve, or achieve in a timely manner, the objectives and benefits of cost reduction initiatives; (12) the Company's ability to develop and commercialize new products at competitive prices; (13) the concentration of OMNOVA's Performance Chemicals business and certain Engineered Surfaces market segments, among several large customers; (14) the creditworthiness of the Company's customers; (15) the failure of a joint venture partner to meet its commitments; (16) the Company's ability to identify and complete strategic transactions; (17) the Company's ability to successfully integrate acquired companies; (18) unanticipated capital expenditures; (19) risks associated with the use, production, storage, and transportation of chemicals; (20) information system failures and breaches in security; (21) continued increases in healthcare costs; (22) the Company's ability to retain or attract key employees; (23) the Company's ability to renew collective bargaining agreements with employees on acceptable terms and the risk of work stoppages; (24) the Company's contribution obligations under its U.S. pension plan; (25) the Company's reliance on foreign financial institutions to hold some of its funds; (26) the effect of goodwill impairment charges; (27) the volatility in the market price of the Company's common shares; (28) the Company's substantial debt position; (29) the decision to incur additional debt; (30) the operational and financial restrictions contained in the Company's indenture; (31) a default under the Company's term loan or revolving credit facility; and (32) the Company's ability to generate sufficient cash to service its outstanding debt. OMNOVA Solutions provides greater detail regarding these risks and uncertainties in its 2016 Form 10-K and subsequent filings, which are available online at www.omnova.com and www.sec.gov. OMNOVA Solutions Inc. is a global innovator of performance-enhancing chemistries and surfaces used in products for a variety of commercial, industrial and residential applications. As a strategic business-to-business supplier, OMNOVA provides The Science in Better Brands, with emulsion polymers, specialty chemicals, and functional and decorative surfaces that deliver critical performance attributes to top brand-name, end-use products sold around the world. OMNOVA's sales for the fiscal year ended November 30, 2016, were $760 million. The Company has a global workforce of approximately 1,950. Visit OMNOVA Solutions on the internet at www.omnova.com. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures as defined by the Securities and Exchange Commission, such as Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income from Continuing Operations, Adjusted Diluted Earnings Per Share from Continuing Operations, Adjusted Consolidated EBITDA and Net Leverage Ratio. For a reconciliation to the most directly comparable GAAP financial measures, refer to the Appendix.

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OMNOVA Solutions Global innovator of performance enhancing chemistries and surfaces 8 $759M* SALES 26% Performance Chemicals Latex Binders │ Acrylics │ Resins │Hollow Plastic Pigments │ Fluorosurfactants │ Opacifiers │ Bio-Based Polymers Engineered Surfaces Coated Fabrics │ Specialty Laminates │ Performance Films *OMNOVA consolidated sales for TTM as of February 28, 2017. OMNOVA Solutions is changing segments by Q2 2017 to better reflect specialty and mature market strategies 8 $212M 72% $547M Operating in two business segments

Well-Positioned for Strong Continued Earnings Momentum and Cash Generation 9 Near-term (2016-2017) drivers Medium to longer term (2016-2018+) drivers reversed trend in specialty businesses $0 $50 $100 $150 $200 2010 Adjusted EBITDA Paper / carpet latex erosion Growth in specialty businesses 2014 Adjusted EBITDA Growth in paper / carpet Margin expansion via cost reduction / pricing Growth in specialty businesses Above market sales growth Higher margins from improved mix / specialty focus New product development Medium term potential A d justed E B IT D A ( $m )

Goals Reflect Continuing Transition To Specialty Focus

Growth:
2X Underlying Specialty Markets

- Specialty Volume Growth
- High Margin New Product Introductions
- Commercial Excellence
- Cost Reductions
- Value Based Pricing
- Mix

Adjusted Segment Operating Margin*



6.9%
8.9%
10.6%
Mid Teens
2014
2015
2016
Goal

Market Spectrum



OMNOVA
Market Opportunity
Level of Technology
High
Low
Large Global, Vertically Integrated Chemical Companies
Small, Low Price, Local Chemical Companies
High
Willingness to Collaborate and Customize

*Non-GAAP adjusted values, GAAP reconciliation in the appendix. Excludes corporate expense.

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Our Value-Creating Strategic Priorities How we'll get there 11 "One OMNOVA" Reduced complexity and drives consistency across global enterprise OPERATIONAL FINANCIAL Accelerate Growth In Specialty Businesses Expand Margins, Generate Cash In Mature Businesses Drive Improved Return On Investment Deploy a Balanced Capital Allocation Policy

Accelerate Growth In Specialty Businesses Grow specialty greater than underlying markets 12 Targeting Specialty Growth Markets › Higher growth, higher margin businesses › Strong position from which to build…significant opportunities to grow share › Footprint actions enhance specialty focus Strengthening Commercial Excellence › Sales, marketing and product development working as one › Cross-selling › Value based pricing › More aggressive strategic marketing plans › Stronger key account value added selling Accelerate Growth In Specialty Businesses Strengthening Leadership & Capabilities › Enhanced organization in place end of 2015 Driving Innovation Excellence › Leverage global footprint › Reinvigorate innovation pipeline to specialty focus and higher margins › Willingness and ability to tailor solutions for target markets Deploy a Balanced Capital Allocation Policy Drive Improved Return On Investment Expand Margins, Generate Cash In Mature Businesses Explore Inorganic Growth › Strategic alliances › Selective specialty M&A

Specialty Growth: Targeted Markets

Targeting robust markets with demand for high performance, high margin products

% = Estimated Market Growth Rate

C.A.S.E.						
Coatings	**Adhesives**	**Sealants**	**Elastomers**	**Laminates**	**Nonwovens**	**Oil & Gas**
› Masonry › Intumescent (fire resistant) › Direct-to-metal › Primers › Odor and stain blocking › Wood treatment	› Tapes › Release coatings › Adhesives › Construction binders › Roofing	› Caulking › Casting › Cement › Gaskets › Foam sealants › Concrete	› Transportation › Industrial › Consumer thermoplastic products	› Retail display › Cabinets › Food service › Kitchen and bath › Recreational vehicles › Flooring › Healthcare › Commercial furniture	› Diapers › Adult incontinence › Healthcare › Wipes › Transportation › Filtration	› Drilling › Cementing › Fracking
$25.0B Market Potential*	>$20.0B Market Potential*	>$5.0B Market Potential*	>$10.0B Market Potential*	$4.5B Market Potential*	$25.0B Market Potential*	$5.5B Market Potential*
3 – 4%/yr	4 - 5yr%/yr	3 – 4%/yr	3 - 5%/yr	2 - 3%/yr	3 - 5%/yr	3 - 5%/yr

Common characteristics: higher margin, large and growing markets, customer need for differentiation, strong OMNOVA niche position with ability to grow

*Market data based on internal estimates and OMNOVA's place in the value chain.

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Diversifying Chemistries & Geographies Increased access to specialty markets Other Chemistries SB Latex Asia Europe N. America Diversifying Chemistries & Markets Total OMNOVA Global Expansion 14 Total Company sales Total Company sales 20% 80% 73% 27% Pre-2010 2016 11% 87% 2% 11% 87% 17% 23% 60% 2016Pre-2010

15 Market & Customer Driven Innovation Portfolio Transforming the portfolio to be a leading provider of Sustainable, Greener, SMARTer innovative solutions Targeting vitality index >27% at specialty margins Voice of the customer Sustainable Solutions SMART technologies Disruptive innovation › Polymer for Garage Floor Coatings › Coating Resin for Direct Application to Metal, Ceramic, PVC and more › Zero VOC Coating Resin for Direct to Metal › Release Coating for Paper and Film › Hydrophobic Release Coating for Paper, Film and Foil › Next Gen Fluid Loss Control Additive › New Line of Cement Additives › All-Acrylic Low-Exudation Binder › New Binder Resins for Exterior Wood Applications › Next Generation Products for Nonwovens for Personal Hygiene.

Strategic Alliances and M&A to Accelerate Specialty Growth 16 STRATEGIC ALLIANCES M&A Close-In Emulsion Polymers • N.A. SB consolidation • Specialty acrylics Adjacencies Technology Operations & Supply Chain Commercial • Joint development agreements • License technology • Geographic swaps / tolling • License cost-saving production technology • Use contract manufacturing • Manufacturing JVs • License 3rd party technology • Full function JVs Benefits • Profitable growth & lower risk profile • Accelerates innovation • Expands portfolio • Low investment for geographic expansion New Polymers: Selected Additives: Target Markets C.A.S.E., Non-wovens, Oil & Gas

Strengthening Customer Relationships › Capture growth in carpet and non-carpet flooring › Greater focus on higher growth specialty paper/packaging segments › Value-based pricing Expand Margins, Increase Cash Generation In Mature Businesses 17 Lowering Our Cost Base › Operational excellence › Realigning manufacturing › Improving SG&A effectiveness & efficiency Improving Ability to Serve › New GM & management team › Targeted technology offerings Expand Margins, Generate Cash In Mature Businesses Deploy a Balanced Capital Allocation Policy Accelerate Growth In Specialty Businesses Drive Improved Return On Investment

18 Manufacturing Realignment and SG&A Restructuring Savings on track ~300M lbs N. America SB capacity reduction >90% N. America SB capacity utilization (previously 62%) Realigned Manufacturing Footprint through facility closures, capacity reductions, and manufacturing consolidations Restructured SG&A Company-Wide 2015 - reorganized regional and commercial structure 2017 – reorganized corporate support functions $17M - $20M run rate In expected annual operating savings by YE 2017

Drive Improved Return On Investment Driving to returns in excess of cost of capital 19 Exploit Operational Leverage › ROIC in 2017 incentives › Increased return on innovation › Increased capacity utilization › Footprint optimization › Repurposing to specialty › Fixed cost management › One OMNOVA: streamline processes › Expand margins through mix and value pricing Managing Working Capital › Significant reduction of working capital days by 2019 › More robust SOIP process › Incentive alignment Drive Improved Return On Investment Deploy a Balanced Capital Allocation Policy Expand Margins, Generate Cash In Mature Businesses Accelerate Growth In Specialty Businesses

Deploy a Balanced Capital Allocation Policy Strategy 20 Strategic Growth Investments › Strategic alliances and bolt-on M&A to support specialty businesses › Funded by growth in EBITDA and cash flow Disciplined Approach to Capital Spending › Focused on key growth markets De-Levering Business › Targeting 2.0x total net leverage through cycle Drive Improved Return On Investment Deploy a Balanced Capital Allocation Policy Expand Margins, Generate Cash In Mature Businesses Accelerate Growth In Specialty Businesses

21 Consistent deleveraging since acquisition Record of Cash Generation and De-Leveraging Refinancing completed in Q3 2016 Reduced gross debt by ~$90M since 2011 Disciplined balance sheet management › Redeemed $50M of bonds in November 2014 and › November 2015 respectively with excess cash Strong cash conversion driven by: › Improved earnings › Low maintenance capex requirement › Working capital management › No US cash taxes in near term (Federal N.O.L. $92.0M) OMNOVA Net Adjusted Leverage * 3.8 x 3.9 x 3.5 x 3.3 3.4 3.5 3.6 3.7 3.8 3.9 4 Nov 2014 Nov 2015 Nov 2016 * See Appendix 4

Capital Structure / Liquidity / Net Leverage Liquidity Revolver $70 • Balance Drawn • Letters of Credit $0 $0 Remaining Capacity $70 Cash** $71 Total Liquidity $141 22 As of February 28, 2017 (In millions) Weighted average debt cost ~ 5.2% / sufficient liquidity Net Leverage Ratio Total Net Debt $296 LTM EBITDA $82 Net Leverage Ratio* 3.6x DEBT = $365* $17 $348 Foreign Debt & Other • Capital lease • Letters of credit Term Loan B (excluding OID 3.2M) • 2023 maturity • L+425; floor 1.00% • Total Net Leverage Ratio Covenant . *Non-GAAP adjusted values, GAAP reconciliation in the appendix.

History of Taking Decisive Action

Strategic portfolio actions to drive shareholder value

OMNOVA SOLUTIONS

1999 — Spinoff from GenCorp

2006 — Sold Commercial Roofing Division
- Non-strategic Business

2008 — 100% Ownership Engineered Surfaces China/Thailand
- Access to fast-growing Asian markets
- Upgrade capabilities
- Low-cost manufacturing

2010 — Acquired ELIOKEM Specialty Chemicals
- Expand global manufacturing and technology footprint
- Accelerate market growth
- Broaden capabilities in specialty growth applications
- Serves coatings and oil & gas markets

2011 — Sold Global Wallcovering
- Exit structurally impaired market
- Close Columbus, MS facility

2012 — Opened Chemical Plant in Caojing, China
- Specialty latex for fast growing Asian applications
- Manufacturing on three continents to serve global and regional customers

2014-16 — Manufacturing Footprint Realignment
- Repurpose footprint in a capital efficient manner to drive >90% capacity utilization
- Closing of Akron, OH emulsion facility
- Closing of Calhoun, GA SB latex facility and excess SB capacity in Mogadore, OH
- Sold Indian manufacturing assets

2016-18 — Path to Profitable Growth and Margin Expansion
- Accelerate growth in specialty businesses
- Expand margins, generate cash in performance materials businesses
- Drive improved return on investment
- Deploy a balanced capital allocation policy

Proactive actions partially offset headwinds in performance materials businesses

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› Exciting opportunities to grow higher margin Specialty businesses › Strengthened innovation and commercial excellence process › Positive momentum in margin expansion, earnings growth and cash generation › Significantly lowered cost base and reconfigured manufacturing footprint through operational excellence › Diverse technologies and global footprint enhance Specialty businesses › "One OMNOVA" implementation to drive efficiencies › Engaged team focused on growth 24 Why OMNOVA Solutions? On track to achieve our future state OMNOVA Values: Agility Safety Integrity Accountability

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SB Raw Material Costs and Performance Features Contribute to Greater Cost-in-Use Advantage SB latex maintains an advantaged position 26 0 25 50 75 100 125 150 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Ce n ts p e r l b . Comparison of N.A. raw material in emulsion polymer systems 2000-2018 100% Acrylic Styrene-Acrylic Styrene-Butadiene Vinyl-Acrylic Vinyl-Acetate-Ethylene

Total Company Sales by End Market 27 Refurbishment & new construction 40% Paper and packaging 15% Transportation 19% Industrial / Other 12% Personal hygiene 8% Oilfield 6% Note: Financials breakdown as of 2016 FYE. Financials inclusive of Indian rubber business sold in Q1 2016. Engineered Surfaces Industrial / Other 17% Transportation 34%Residential housing 25% Commercial buildings 24% Refurbishment & new construction 37% Paper & packaging 21% Transportation 13% Industrial 10% Personal hygiene 11% Oilfield 8% Performance Chemicals Broad and diverse end markets

This presentation includes Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income from Continuing Operations Before Income Taxes, Adjusted Consolidated EBITDA and other financial measures which are Non-GAAP financial measures as defined by the Securities and Exchange Commission. OMNOVA’s Adjusted Segment Operating Profit is calculated as Segment Operating Profit (Loss) less restructuring and severance expenses, asset impairments and other items. Adjusted Segment EBITDA is calculated as Adjusted Segment Operating Profit less depreciation and amortization expense less accelerated depreciation. OMNOVA’s Adjusted Income from Continuing Operations Before Income Taxes is calculated as Adjusted Segment Operating Profit less corporate expenses, interest, restructuring and severance, asset impairments and other items. OMNOVA’s Adjusted EBITDA is calculated as Adjusted Income from Continuing Operations Before Income Taxes less interest expense less debt premium and depreciation and amortization expense less accelerated depreciation. Adjusted Segment Operating Profit and Adjusted Segment and/or Consolidated EBITDA and the other financial measures (collectively, the “Non-GAAP financial measures”) are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies. The Non-GAAP financial measures should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP. The Non-GAAP financial measures are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources. Set forth in the appendices are the reconciliations of these Non- GAAP financial measures to their most directly comparable GAAP financial measure. All appendix results are pro forma reflecting continuing business excluding the sale of the global wallcovering business. Appendix – Non-GAAP Financial Measures 28

Appendix 1 – Reconciliation of Reported Segment Sales and Operating Profit to Net Sales and Net Income (Loss) 29 Three Months Ended February 28 and 29, (In millions) 2017 2016 Net Sales Performance Chemicals Performance Materials $ 64.8 $ 68.0 Specialty Chemicals 59.5 58.1 Total Performance Chemicals $ 124.3 $ 126.1 Engineered Surfaces Coated Fabrics $ 16.0 $ 17.7 Laminates and Performance Films 34.3 31.5 Total Engineered Surfaces $ 50.3 $ 49.2 Total Net Sales $ 174.6 $ 175.3 Segment Operating Profit Performance Chemicals $ 12.0 $ 8.0 Engineered Surfaces 2.2 2.4 Interest expense (5.2) (5.8) Corporate expense (7.0) (5.4) Income (Loss) Before Income Taxes 2.0 (.8) Income tax (benefit) expense (1.6) .3 Net Income $ 3.6 $ (1.1) Depreciation and amortization $ 6.7 $ 9.6 Capital expenditures $ 3.7 $ 6.1

Appendix 2 – Performance Chemicals 30 Year Ended November 30, (Dollars in millions) 2013 2014 2015 2016 *LTM Sales $ 773.0 $ 746.5 $ 608.1 $ 548.8 $ 547.0 Segment Operating Profit $ 64.1 $ 46.2 $ 15.9 $ 55.9 $ 59.9 Management Excluded Items Restructuring and severance 2.1 0.5 4.3 2.9 1.7 Environmental costs - 1.0 2.8 - 0.1 Gain on asset sales (0.3) - - - - Asset impairment, facility closure costs and other 0.2 - 18.4 2.5 2.5 Accelerated depreciation on production transfer 1.0 2.2 5.8 3.0 0.2 Operational Improvements costs - - 5.0 (0.4) (0.4) Vacation accrual adjustment - - - (1.5) (1.2) Subtotal for Management Excluded Items 3.0 3.7 36.3 6.5 2.9 Adjusted Segment Operating Profit $ 67.1 $ 49.9 $ 52.2 $ 62.4 $ 62.8 Adjusted Segment Operating Profit as a % of Sales 8.7% 6.7% 8.6% 11.4% 11.5% Adjusted Segment Operating Profit $ 67.1 $ 49.9 $ 52.2 $ 62.4 $ 62.8 Segment Depreciation and Amortization excluding accelerated depreciation 25.3 25.8 21.1 20.1 20.0 Adjusted Segment EBITDA $ 92.4 $ 75.7 $ 73.3 $ 82.5 $ 82.8 Adjusted Segment EBITDA as a % of Sales 12.0% 10.1% 12.1% 15.0% 15.1% Segment Capital Expenditures $ 23.0 $ 21.8 $ 12.6 $ 15.6 $ 13.7

Appendix 3 – Engineered Surfaces 31 Year Ended November 30, (Dollars in millions) 2013 2014 2015 2016 *LTM Sales $ 245.1 $ 241.1 $ 229.9 $ 211.1 $ 212.2 Segment Operating Profit $ 15.6 $ 19.2 $ 18.9 $ 12.4 $ 12.2 Management Excluded Items Restructuring and severance 3.0 0.2 1.5 0.6 0.7 Environmental costs - - 0.2 0.3 0.3 Gain on asset sales (5.1) - - - - Asset impairment, facility closure costs and other 2.6 0.2 1.6 5.8 5.7 Gain on settlement of Note Receivable 0.9 (1.1) - - - Coated Fabrics Manufacturing Transition Costs 0.7 - - - - Vacation accrual adjustment - - - (1.2) (0.9) Subtotal for Management Excluded Items 2.1 (0.7) 3.3 5.5 5.8 Adjusted Segment Operating Profit $ 17.7 $ 18.5 $ 22.2 $ 17.9 $ 18.0 Adjusted Segment Operating Profit as a % of Sales 7.2% 7.7% 9.7% 8.5% 8.5% Adjusted Segment Operating Profit $ 17.7 $ 18.5 $ 22.2 $ 17.9 $ 18.0 Segment Depreciation and Amortization excluding accelerated depreciation 7.0 6.1 6.0 6.3 6.2 Adjusted Segment EBITDA $ 24.7 $ 24.6 $ 28.2 $ 24.2 $ 24.2 Adjusted Segment EBITDA as a % of Sales 10.1% 10.2% 12.3% 11.5% 11.4% Segment Capital Expenditures $ 5.2 $ 6.7 $ 8.5 $ 8.2 $ 8.4

Appendix 4 – OMNOVA Consolidated

OMNOVA SOLUTIONS

(Dollars in millions except per share data)	Year Ended November 30, 2013	2014	2015	2016	*LTM
Sales	$ 1,018.1	$ 987.4	$ 838.0	$ 759.9	$ 759.2
PC Adjusted Segment Operating Profit	$ 67.1	$ 49.9	$ 52.2	$ 62.4	$ 62.8
ES Adjusted Segment Operating Profit	17.7	18.5	22.2	17.9	18.0
Total Adjusted Segment Operating Profit	$ 84.8	$ 68.4	$ 74.4	$ 80.3	$ 80.8
Adjusted Segment Operating Profit as a % of Sales	8.3%	6.9%	8.9%	10.6%	10.6%
Corporate Expense	(21.3)	(20.8)	(27.6)	(33.7)	(35.3)
Interest Expense	(31.9)	(32.9)	(28.3)	(24.7)	(24.1)
Corporate Excluded Items					
Restructuring and severance	-	-	0.1	4.9	5.3
Enviornmental Costs	-	-	-	-	-
Asset impairment, facility closure costs and other	-	-	0.6	-	-
Accelerated depreciation on production transfer	-	-	-	-	-
Operational Improvements costs	-	-	0.4	-	-
Deferred Financing Fees Written-Off and additional interest	1.5	0.8	0.6	4.9	4.9
Corporate Headquarters Relocation Costs	0.1	0.6	-	(0.2)	-
Other financing costs	-	2.4	1.0	-	-
Shareholder activist costs	-	-	1.9	-	-
Acquisition and integration related expense	-	-	0.4	0.9	0.9
Vacation accrual adjustment	-	-	-	(0.7)	(0.5)
Subtotal for Management Excluded Items	1.6	3.8	5.0	9.8	10.6
Adjusted Income from Continuing Operations before Income Taxes	$ 33.2	$ 18.5	$ 23.5	$ 31.7	$ 32.0
Tax Expense (30% rate)**	(10.0)	(5.6)	(7.0)	(9.5)	(9.6)
Adjusted Income From Continuing Operations	23.2	$ 12.9	$ 16.5	$ 22.2	$ 22.4
Adjusted Diluted Earnings Per Share from Adjusted Income from Continuing Operations * **	$ 0.50	$ 0.28	$ 0.36	$ 0.50	$ 0.50

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Appendix 4 – OMNOVA Consolidated (continued) 33 Year Ended November 30, (Dollars in millions except per share data) 2013 2014 2015 2016 *LTM Adjusted Income from Continuing Operations before Income Taxes $ 33.2 $ 18.5 $ 23.5 $ 31.7 $ 32.0 Interest Expense (Excluding Debt Premium) 31.9 30.9 27.3 22.7 22.1 Adjusted Consolidated EBIT 65.1 49.4 50.8 54.4 54.1 Depreciation and Amortization excluding accelerated depreciation 32.6 32.5 28.2 27.6 27.5 Adjusted Consolidated EBITDA $ 97.7 $ 81.9 $ 79.0 $ 82.0 $ 81.6 Adjusted Consolidated EBITDA as a % of Sales 9.6% 8.3% 9.4% 10.8% 10.7% Consolidated Capital Expenditures $ 29.2 $ 29.8 $ 24.0 $ 25.6 $ 23.2 Net Leverage Total Short and Long Term Debt**** 448.6 412.0 356.7 366.0 364.9 Less Cash and Restricted Cash (164.9) (99.5) (44.9) (78.0) (70.4) Net Debt 283.7 312.5 311.8 288.0 294.5 Net Leverage Ratio***** 2.9 X 3.8 X 3.9 X 3.5 X 3.6 **Tax rate is based on the Company's estimated normalized annual effective tax rate *** Adjusted EPS is calculated using Diluted Shares Outstanding at the end of the period **** LTM excludes OID and deferred financing fees of $3.5M and $5.8M ***** The above calculation is not intended to be used for purposes of calculating debt covenant compliance